AMENDMENT TO “APPENDIX A” OF THE
ASTEC INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to “Appendix A” of the Astec Industries, Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2008 (the “Plan”), is adopted by Astec Industries, Inc. (the “Company”), effective as of October 24, 2013.

WHEREAS, Article 2 of the Plan permits the Board of Directors of the Company (the “Board”) to designate participants in the Plan from time to time, whose names and effective dates of participation shall be set forth on Exhibit A to the Plan;

NOW, THEREFORE, the Company hereby amends “Appendix A” of the Plan in the form attached hereto, to update the same for changes in Plan participation approved by the Board, by action taken on October 24, 2013.

Except as amended herein, the Plan shall continue in full force and effect.

ASTEC INDUSTRIES, INC
Date: October 24, 2013
By /s/ Stephen C. Anderson
Name Stephen C. Anderson
Title Secretary
            .

“APPENDIX A”
Each Participant’s Date of Participation

Name of Participant	Effective Dates of Participation
J. Don Brock	January 1, 1995
Thomas R. Campbell	Retired September 30, 2013.
Frank Cargould	Announced Retirement Date of December 31, 2013.
W. Norman Smith	January 1, 1995
Richard Patek	January 1, 1995
Jeff Elliott	January 1, 2002*
Tim Gonigam	August 1, 2000
Joseph Vig	May 1, 2001*
Jeff Richmond	May 1, 2004
Richard Dorris	January 3, 2005
Ben Brock	January 1, 2007
Michael A. Bremmer	January 1, 2007
Stephen C. Anderson	January 1, 2003*
Lawrence R. Cumming	January 1, 2008
Neil Peterson	January 1, 2008
David C. Silvious	July 1, 2005*
Joe Cline	February 1, 2008
Chris Colwell	May 31, 2011
Robin Leffew	August 1, 2011
D. Aaron Harmon	November 1, 2011
Matthew B. Haven	January 1, 2013
Jeff May	October 1, 2013
Malcolm Swanson	**
Tom Wilkey	**

*The effective dates of participation for Mr. Anderson, Mr. Elliott, Mr. Gonigam, Mr. Silvious and Mr. Vig have been corrected.

**Mr. Swanson and Mr. Wilkey will become Participants on such date as they become subsidiary Presidents which will be on or before January 1, 2014.